Net loss per share (Tables)	6 Months Ended
Jun. 30, 2023
Net Loss Per Share
Summary of pertinent data relating to computation of basic and diluted net loss per share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Three months ended		Six months ended
	June 30,		June 30,
	2023	2022	2023	2022
	$	$	$	$
Net loss	(2,518)	(4,216)	(6,772)	(6,856)
Basic and diluted weighted-average shares outstanding	4,855,876	4,855,876	4,855,876	4,855,876

Basic and diluted loss per share	(0.52)	(0.87)	(1.39)	(1.41)

Items excluded from the calculation of diluted net loss per share due to their anti-dilutive effect:
Stock options and DSUs	252,950	62,375	252,950	62,375
Warrants	457,648	457,648	457,648	457,648